Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Mitcham Industries, Inc. (the “Company”) on Form 10-K for the year ended January 31 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Pugh, Executive Vice President-Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ MICHAEL A. PUGH

Michael A. Pugh
Executive Vice President-Finance and Chief Financial Officer
May 10, 2006